EXHIBIT 99.1

UNION NATIONAL FINANCIAL CORPORATION
2009 STOCK BONUS PLAN

1. Purpose. The Union National Financial Corporation 2009 Stock Bonus Plan (the “Plan”) is intended to provide an incentive for eligible employees and directors of Union National Financial Corporation (the “Corporation”) and certain of its subsidiaries to acquire or increase a proprietary interest in the Corporation through the award of shares of the Corporation’s common stock. The Corporation believes ownership and engagement are directly linked. If an employee has a financial stake in the Corporation’s success they will have a higher level of engagement in producing desired outcomes. One of the main goals of our compensation philosophy is sharing the Corporation’s financial success which in-turn drives our ownership culture. We strive for employees, customers, and shareholders to all share the success we create together.

2. Definitions. The following words and phrases have the respective meanings set forth below unless their context clearly indicates to the contrary:

“Act” means The Securities Exchange Act of 1934, as amended.

“Award” means any grant to a Participant of any Performance Awards as defined in Section 6 or Discretionary Awards as defined in Section 7.

“Award Agreement” means a written agreement between Corporation and a Participant or a written acknowledgement from Corporation specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan. The Award Agreement shall be in a form approved by the Corporation and once executed, shall be amended from time to time to include such additional or amended terms and conditions as the Corporation may specify after the execution in the exercise of its powers under the Plan.

 “Award Period” means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

“Beneficiary” means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to a Participant’s rights and obligations under the Plan and an Award Agreement upon the Participant’s death.

“Board” means the board of directors of the Corporation as it may be constituted from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and guidance promulgated thereunder.

“Committee” means the Compensation Committee of the Board.

“Corporation” means Union National Financial Corporation and, where required by the context, shall include any Subsidiary.

“Change in Control” means a change in control as defined in Internal Revenue Code Section 409A and the regulations promulgated thereunder.

“Fair Market Value” means the price of a share of Stock paid by the Corporation to purchase the specified Award of Stock on the open market. In the event, the Corporation does not purchase actual shares of Stock pursuant to an Award, then the Fair Market Value shall mean the average of the high and low prices per share of the Stock as listed on Over-the-Counter Bulletin Board (“OTCBB”) on the date of determination. In the event the Stock is listed on a national stock exchange, the Fair Market Value per share means the closing sales price on such exchange on such date. If no prices are reported on that date, the Fair Market Value is calculated as of the last preceding date on which such prices were so reported.

“Participant” means any employee or director whom the Board through the Committee selects to potentially receive a Performance Award under Paragraph 6 or Discretionary Award under Paragraph 7.

“Reporting Person” means a Participant who is subject to Section 16 of the Act.

“Stock” means the Corporation’s common stock, par value $0.25 per share.

“Subsidiary” means an entity which is a subsidiary of the Corporation whether or not such corporation exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

3.  Administration. The Plan shall be administered by the Committee, consisting solely of non-employee member directors selected by the Board. The Board through the Committee shall have sole authority to grant Awards to any Participant.

The Committee shall have the sole and absolute power and authority to administer the Plan in accordance with this Section 3 and to make such rules as it deems necessary for the proper administration of the Plan. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select persons to whom Awards may be granted, determine the terms and provisions of Award Agreements (which need not be identical), determine all claims for benefits hereunder, impose conditions and restrictions on Awards it determines to be appropriate, and take steps in connection with the Plan and Awards it deems necessary or advisable. The Committee shall have exclusive, final, and binding authority in each determination, interpretation, or other action affecting the Plan and the Participants. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, correct any mistakes in the administration of the Plan in the manner and to the extent that the Committee deems necessary or desirable to effectuate the intent of the Plan. The Committee shall not be liable for any decision, determination, or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Corporation as the Committee deems appropriate.

4.  The Shares. Stock awarded under this Plan shall only be stock which was purchased on the open market.

5.  Participation. The Committee shall designate Participants from time to time in its sole and absolute discretion. Those Participants may include officers, other key staff members, and directors of the Corporation or its subsidiaries or affiliates. In making those designations, the Committee may take into account the nature of the services that the officers, key staff members, or directors render, their present and potential contributions to the Corporation, and other factors the Committee deems relevant in its sole and absolute discretion.

If the Committee designates a Participant to receive an Award in any year, it need not designate that person to receive an Award in any other year. In addition, if the Committee designates a Participant to receive an Award under one portion hereof, it need not include that Participant under any other portion hereof. The Committee may grant more than one type of Award to a Participant at one time or at different times.

6.  Performance Awards.

a.  Grant of Performance Awards. The Committee may grant awards payable in cash or shares or a combination of both at the end of a specified performance period (“Performance Awards”) hereunder. These shall consist of the right to receive payment as determined by the Committee measured by (1) the after-tax value of a dollar amount converted into Stock by dividing the Fair Market Value of the Stock into the after-tax value of the dollar amount, (2) a specified number of shares of Stock at the end of an Award Period, (3) the Fair Market Value of a specified number of shares of Stock at the end of an Award Period, (4) the increase in the Fair Market Value per share of a specified number of shares during an Award Period, or (5) a fixed cash amount payable at the end of an Award Period, contingent on the extent to which certain pre-determined performance targets are met during the Award Period. The Committee shall determine the Participants, if any, to whom Performance Awards are awarded, the number of Performance Awards awarded to any Participant, the duration of the Award Period during which any Performance Award will be vested, and other terms and conditions of Performance Awards.

b.  Performance Targets. The Committee may establish performance targets for Performance Awards in its sole and absolute discretion. These may include individual performance standards or specified levels of revenues from operations, earnings per share, return on shareholders’ equity, and/or other goals related to the performance of the Corporation or any Subsidiary. The Committee may, in its sole and absolute discretion, in circumstances in which events or transactions occur to cause the established performance targets to be an inappropriate measure of achievement, change the performance targets for any Award Period before the final determination of a Performance Award.

c.  Earned Performance Awards. In granting a Performance Award, the Committee may prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree performance targets are attained. The degree of attainment of performance targets shall be determined as of the last day of the Award Period.

d. Payment of Earned Performance Awards. The Corporation shall pay earned Performance Awards granted under this Section 6 above in cash or shares based on the Fair Market Value of the Corporation’s Stock on the last day of an Award Period, or a combination of cash and shares, at the Committee’s sole and absolute discretion. The Corporation shall normally make payment as soon as practicable after an Award Period. In its sole and absolute discretion, the Committee may define in the Award Agreement other conditions on paying earned Performance Awards it deems desirable to carry out the purposes hereof.

e.  Termination of Employment. Unless the Committee provides otherwise in the Award Agreement or as otherwise provided below, in the case of a Participant’s Termination of Employment, or termination from the Board of Directors in the case of a director, before the end of an Award Period, the Participant will not be entitled to any Performance Award nor shall the Participant be entitled to any previously granted unvested shares.

f.  Disability, Death, or Retirement. Unless the Committee provides otherwise in the Award Agreement or after the grant of a Performance Award, if a Participant’s termination of employment, or termination from the Board of Directors in the case of a director, is due to death, disability, or a change of control as defined in Code Section 409A before the end of an Award Period, the Participant or the Participant’s Beneficiary shall be entitled to receive a pro-rata share of his or her Award in accordance with Section 6(g) below.

g.  Pro-Rata Payment. The amount of any payment the Corporation makes to a Participant or that Participant’s Beneficiary under circumstances described in Section 6(f) above shall be determined by multiplying the amount of the Performance Award that would have been earned, determined at the end of the Performance Award Period, if that Participant’s employment had not been terminated, by a fraction, the numerator of which is the number of whole months the Participant was employed during the Award Period and the denominator of which is the total number of months in the Award Period. That payment shall be made as soon as practicable after the end of that Award Period, and shall relate to attainment of the applicable performance targets over the entire Award Period.

h.  Other Events. Notwithstanding anything to the contrary contained in this Section 6, the Committee may, in its sole and absolute discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment before the end of an Award Period under certain circumstances, including a material change in circumstances arising after the date the Performance Award is granted, and subject to terms and conditions the Committee deems appropriate.

7.  Discretionary Stock-Based Awards.

a.  Grant of Discretionary Awards. The Committee may grant Discretionary Awards under this Section 7 (“Discretionary Awards”). The Discretionary Award will be valued based upon an after-tax dollar amount which is then converted in whole or in part to Stock by reference to, or otherwise based on, the Fair Market Value of the Stock. Subject to the provisions hereof, the Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those Awards are made, the amount of the pre-tax dollar amount of the Award, the number of shares to be granted pursuant thereto, if any, and all other conditions of those Awards. Any Discretionary Award shall be confirmed by an Award Agreement. The Award Agreement shall contain provisions the Committee determines necessary or appropriate to carry out the intent hereof with respect to the Award.

8.  Miscellaneous

a.  Plan Provisions Control Award Terms. The terms of the Plan govern all Awards granted hereunder. The Committee shall not have the power to grant a Participant any Award that is contrary to any provision hereof. If any provision of an Award conflicts with the Plan as it is constituted on the date the Award is granted, the terms of the Plan shall control. No person shall have any rights with respect to any Award until the Corporation and the Participant have executed and delivered an Award Agreement or the Participant has received a written acknowledgement from the Corporation that constitutes an Award Agreement.

b.  Limitations on Transfer. A Participant may not transfer or assign his or her rights or interests with respect to Awards except by will, the laws of descent and distribution, or, in certain circumstances, pursuant to a qualified domestic relations order, as defined by the Code, Title I of ERISA, or the rules thereunder. Except as otherwise specifically provided herein, a Participant’s Beneficiary may exercise the Participant’s rights only to the extent they were exercisable hereunder at the date of the Participant’s death and are otherwise currently exercisable. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or shall be subject to any lien, obligation, or liability of such Participant to any other party other than Corporation.

c.  Taxes. The Corporation and any Subsidiary shall be authorized to withhold from any Award granted or any payment due under any Award or under this Plan, the amount of withholding taxes due in respect of an Award and to take such other action as may be necessary in the opinion of the Corporation or a Subsidiary to satisfy statutory withholding obligations for the payment of federal, state, and local taxes.

d.  Awards Not Includable for Benefit Purposes. Income a Participant recognizes pursuant to the provisions hereof shall not be included in determining benefits under any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, group insurance, or other benefit plan applicable to the Participant that the Corporation or its Subsidiary maintains, except if those plans or the Committee provide otherwise.

e.  Performance-Based Compensation under Section 162(m) of the Code.  If the Committee determines at the time an Award is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Corporation would claim a tax deduction in connection with such Award, an employee covered by Section 162(m), then the Committee may provide that the Participant’s right to receive cash, shares, or other property pursuant to such Award shall be subject to the satisfaction of Performance Goals during a performance period, which for these purposes means the period of service designated by the Committee applicable to an Award subject to this Section 8.e.  Notwithstanding the attainment of Performance Goals by a covered employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant.  The Committee shall have the power to impose such other restrictions on Awards subject to this Section 8.e as it deems necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of section 162(m) of the Code. In this regard, any performance criterion based on performance over time will be determined by reference to a period of at least one year.

f. Restrictions Upon Resale of Stock. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Act, any Stock offered under the Plan to a Reporting Person may not be sold for at least six (6) months after the earlier of acquisition of the security or the date of grant of the derivative security, if any, pursuant to which the Stock or other equity security was acquired.

g. Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

h. Headings. Section headings and subheadings are for convenience or reference only and do not affect the meaning of any provision in this Plan.

i. Not a Contract of Employment. The adoption and maintenance of the Plan is not a contract between the Corporation or any Subsidiary and any person or to be consideration for the employment of any person. Participation in the Plan at any given time does not create the right to participate in the Plan or any other arrangement. Nothing herein contained gives any person the right to be retained in the employ of the Corporation or any Subsidiary or to restrict the right of the Corporation or any Subsidiary to discharge any person at any time. The Plan shall not afford any Participant any additional right to compensation as a result of the termination of such Participant’s employment for any reason whatsoever.

j. Compliance with Applicable Laws. The Corporation’s obligation to offer, issue, sell, or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities required in connection with the authorization, offer, issuance, sale, or delivery of Stock as well as all federal, state, and local laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Corporation is not obligated to grant stock purchase rights or to offer, issue, sell, or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy or otherwise, prohibit the Corporation from taking any such action with respect to such employee.

k. Section 409A of the Code. Notwithstanding any other provision of this Plan, each Award constituting deferred compensation within the meaning of Section 409A of the Code shall comply with the requirements of Section 409A of the Code. With respect to any Award that constitutes “nonqualified deferred compensation” subject to Section 409A of the Code, any payments (whether in cash or Stock) to be made with respect to such Award upon the Participant’s terminated of employment shall be delayed until the first day of the seventh month following his “separation from service” as defined under Section 409A of the Code, if the Participant is a “specified employee” within the meaning of Section 409A of the Code.

l. Severability. Should any part of this Plan be invalid or unenforceable, the remaining portions shall remain valid and enforceable.

m. Governing Law. The laws of the Commonwealth of Pennsylvania govern all matters arising out of this Plan without regard to the conflicts of law principles.

n. Unfunded Plan. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or otherwise segregate assets to assure payment of any Award.

o. Amendment and Termination. The Committee may alter or amend this Plan from time to time or terminate it in its entirety; provided, however, that no such action shall, without the consent of a Participant, affect the rights in an outstanding Award of such Participant.